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                                                                    Exhibit 10.4

                             AMENDED AND RESTATED
                                 INFORTE CORP.
                       1997 INCENTIVE COMPENSATION PLAN

1.   Purpose

          The purpose of the Amended and Restated Inforte Corp. 1997 Incentive Compensation Plan (the "Plan") is to promote the best interests of Inforte Corp. (together with any successor thereto, the "Company") and its Subsidiaries as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and any entities of which at least twenty percent (20%) of the equity interest is held directly or indirectly by the Company (together "Affiliates"), by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees, non-employee members of the Board of Directors and certain consultants and advisors and by enabling the Company and its Affiliates to attract and retain the services of such individuals upon whose judgment, interest, skills, and special effort the successful conduct of their operations is largely dependent.

2.   Effective Date

          The Plan was originally effective on December 31, 1997. This Amended and Restated Plan shall become effective on the date on which the shares of the Company's common stock are first sold to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "1933 Act"), subject, however, to approval of the Amended and Restated Plan by the stockholders of the Company within twelve (12) months of the date of adoption of the Amended and Restated Plan by the Board of Directors of the Company (the "Board"). Notwithstanding the foregoing, the increase in the number of shares of common stock of the Company available for issuance under the Plan as provided in the first sentence of Section 5.1 shall be effective on the date such increase is adopted by the Board, subject, however, to approval by the stockholders of the Company within twelve (12) months of the date the share increase is adopted by the Board.

3.   Administration

          The Plan shall be administered by a Committee (the "Committee") appointed by the Board, which shall be composed of not less than two directors, each of whom is not an employee of the Company. If at any time the Committee shall not be in existence, the Board shall administer the Plan, and in such case, all references to the Committee herein shall include the Board.

          Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine those individuals to whom awards shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant.

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Subject to the express provisions of the Plan, the Committee shall also have complete authority to determine the types of awards and the number of shares covered by the awards; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms, conditions, performance criteria, restrictions and other provisions of such awards (which need not be identical among awards or participants); and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this paragraph shall be conclusive. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, other than with respect to participants who are subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 Participants"). To the extent the Committee has delegated any of its authority and responsibility hereunder to another person or persons, references to the Committee herein shall include such other person or persons as appropriate.

4.   Eligibility and Participation

          Participants in the Plan shall be selected by the Committee from among those employees and non-employee directors of the Company and its Affiliates, and consultants and advisors providing valuable services to the Company or an Affiliate, as the Committee may designate from time to time (the "Participants"). The Committee shall consider such factors as it deems appropriate in selecting Participants and in determining the type and amount of their respective awards. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive an award in any other year.

5.   Stock Subject to Plan

a.   Number.  Subject to adjustment as provided in Section 5.3, the maximum
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number of shares of common stock of the Company, $.001 par value ("Stock"), which may be issued under the Plan shall be four million (4,000,000), plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of (i) one million (1,000,000) shares of Stock; (ii) five percent (5%) of the outstanding shares of Stock on such date; or (iii) an amount determined by the Board. No Participant shall be granted benefits under the Plan that could result in the Participant receiving in any single fiscal year of the Company (a) options for, and/or stock appreciation rights with respect to, more than one million (1,000,000) shares of Stock; (b) benefits relating to more than one million (1,000,000) shares of restricted stock; (c) more than one million (1,000,000) performance shares in respect of any period designated under Section 10.2; or (d) performance units exceeding one million dollars ($1,000,000.00) in value in respect of any period designated under Section 10.3. In all cases, determination under this Section 5 shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock.

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b.   Unused Stock; Unexercised Rights.  If any shares of Stock covered by an
     --------------------------------
award granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is canceled prior to the delivery of all of the shares of Stock or of other consideration issuable or payable pursuant to such award, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such award, shall again be available for the granting of additional awards under the Plan to the extent determined to be appropriate by the Committee. Notwithstanding the foregoing, in the event of the cancellation of a stock option or stock appreciation right with respect to a Participant to whom Section 162(m) of the Code applies, the shares of Stock subject to such cancelled option or stock appreciation right shall continue to be counted against the maximum number of shares or rights which may be granted to the Participant under the Plan.

c.   Adjustment in Capitalization.  In the event that the Committee shall
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determine that any dividend or other distribution (whether in the form of cash,
Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the awards or potential awards intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (a) the number and type of shares of Stock subject to the Plan and which thereafter may be made the subject of awards under the Plan; (b) the number and type of shares of Stock subject to outstanding awards; and (c) the grant, purchase or exercise price with respect to any award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, however, in each case, that with respect to awards of incentive stock options no such adjustment shall be authorized to the extent that such authority would cause such options to cease to be treated as incentive stock options; and provided further, however, that the number of shares of Stock subject to any award payable or denominated in Stock shall always be a whole number.

6.   Term of the Plan

          No award shall be granted under the Plan after December 31, 2007. However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such award, and the authority of the Board to amend the Plan, shall extend beyond such date.

7.   Stock Options

a.   Grant of Options.  Options may be granted to Participants at any time and
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from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number, terms and conditions of options granted to a Participant. The

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Committee also shall determine whether an option is intended to be an incentive stock option within the meaning of Section 422 of the Code or a nonqualified stock option; provided, however, that only Participants who are employees of the Company or one of its Subsidiaries at the time of grant may receive grants of incentive stock options.

b.   Incentive Stock Options.
     -----------------------

i.   Exercise.  Except as provided in (b) below, incentive stock options will be
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exercisable at option prices of not less than one hundred percent (100%) of the fair market value of the Stock on the date of grant and will be exercisable over not more than ten (10) years after the date of grant. For purposes of the Plan, the fair market value of a share of Stock on the date in question shall mean the closing sales price of such share on such date on the principal exchange on which the Stock is then traded as reported in The Wall Street Journal, or, if no such sale shall have been made on that date, then on the last preceding day on which there was such a sale ("Fair Market Value"). If the preceding sentence is inapplicable, then Fair Market Value shall be determined in good faith by the Committee.

ii.  Ten-Percent Owners.  Anything in this Plan to the contrary notwithstanding,
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the following terms and conditions shall apply to incentive stock options granted hereunder to a "10-percent owner." For this purpose, a "10-percent owner" shall mean a Participant who, at the time the incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary thereof. With respect to a 10-percent owner, the price at which shares of Stock may be purchased under an incentive stock option granted pursuant to this Plan shall be not less than one hundred ten percent (110%) of the Fair Market Value thereof. Incentive stock options granted to a 10-percent owner will be exercisable over not more than five (5) years after the date of grant.

iii. Termination in Employment.  Except as otherwise provided by the Committee,
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no incentive stock option may be exercised more than (i) three (3) months after a Participant terminates his employment with the Company or Subsidiary for any reason other than death or disability as determined by the Committee or (ii) twelve (12) months after a Participant terminates his employment with the Company or Subsidiary by reason of death or disability as determined by the Committee. In all other respects, the terms of any incentive stock option granted under the Plan are intended to comply with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

iv.  Limits on Incentive Stock Options.  To the extent required by the Code, the
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aggregate Fair Market Value of the Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and its Subsidiaries shall not exceed one hundred thousand dollars ($100,000), and any grant of an incentive stock option that is in excess of such limit shall be treated as a nonqualified stock option. For purposes of this paragraph, the Fair Market Value of the Stock subject to an incentive stock option shall be determined as of the date the incentive stock option is granted.

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v.   Redesignation as Nonqualified Stock Option.  If an incentive stock option
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at any time fails to meet the requirements of Section 422 of the Code, such option, to the extent the requirements of Section 422 of the Code are not met, shall be treated as a nonqualified stock option for Federal income tax purposes automatically without further action by the Committee, effective as of the first date on which any such requirement was not met. The requirements for incentive stock options under Section 422 of the Code include minimum holding period requirements that specify that the stock acquired upon exercise of an incentive stock option must be held for at least two years from the date of grant and one year from the date of exercise.

c.   Nonqualified Stock Options.  Nonqualified stock options will be exercisable
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at option prices of not less than one hundred percent (100%) of the Fair Market
Value of the Stock on the date of grant, unless otherwise determined by the Committee; provided, however, that if any option with an exercise price of less than one hundred percent (100%) of Fair Market Value is intended to meet the requirements for performance-based compensation under Section 162(m) of the Code, the exercise of such option shall be subject to one or more of the performance goals specified in Section 9.2 as determined by the Committee in its sole discretion and established in writing. Nonqualified stock options will be exercisable at such times and subject to such terms and conditions as determined by the Committee at grant or thereafter.

d.   Award Agreement.  Each option shall be evidenced by an award agreement that
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shall specify the type of option granted, the option price, the duration of the option, the number of shares of Stock covered by the option and such other provisions as the Committee shall determine.

e.   Payment.  The Committee shall determine the methods and the forms for
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payment of the purchase price of options, including (a) by delivery of cash or, to the extent permitted by the Committee, other shares or securities of the Company having a then Fair Market Value equal to the purchase price of such shares or any combination thereof; or (b) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Stock and deliver the sale or margin loan proceeds directly to the Company to pay the purchase price. Shares of Stock tendered shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. Upon receipt of the payment of the entire option price for the shares so purchased, certificates for such shares shall be delivered to the Participant.

f.   Certain Replacement Options.  Without in any way limiting the authority of
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the Committee to make grants of options to Participants hereunder, and in order to induce Participants to retain ownership of the Stock acquired upon the exercise of options, the Committee shall have the authority (but not an obligation) to include within any agreement setting forth the terms of any options (or any amendment thereto) a provision entitling a Participant to further options ("Replacement Options") in the event the Participant exercises any options (including a Replacement Option) under the Plan, in whole or in part, by surrendering previously acquired shares of Stock. Any such Replacement Options shall (a) be nonqualified stock options, exercisable at a purchase price, unless otherwise determined by the Committee, of one hundred

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percent (100%) of the Fair Market Value of the shares of Stock on the date the
Replacement Options are granted, (b) be for a number of shares of Stock equal to the number of shares surrendered, (c) only become exercisable on the terms specified by the Committee in the event the Participant holds, for a minimum period of time prescribed by the Committee, the shares of Stock the Participant acquired upon the exercise in connection with which the Replacement Options were issued, and (d) be subject to such other terms and conditions as the Committee may determine.

8.   Stock Appreciation Rights

a.   Grant of Stock Appreciation Rights.  Stock appreciation rights may be
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granted to Participants.  Each grant of stock appreciation rights shall be in writing. A stock appreciation right may relate to a specific option granted under the Plan and may, in such case, relate to all or part of the option shares covered by the related option, or may be granted independently of any option granted under the Plan. Stock appreciation rights granted in tandem or in addition to an option may be granted either at the same time as the option or at a later time. Subject to the terms of the Plan, the grant price, term, and any other terms and conditions of any stock appreciation right shall be as determined by the Committee.

b.   Exercise or Maturity of Stock Appreciation Rights.  The Committee may
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impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate. A stock appreciation right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Stock on the date of exercise of the stock appreciation right over the exercise price thereof. The Committee shall determine the time or times at which, or the event or events upon which, a stock appreciation right may be exercised in whole or in part; the method of exercise; and whether such stock appreciation right shall be settled in cash, Stock, a combination of cash and Stock or some other form; provided, however, that unless otherwise determined by the Committee, stock appreciation rights that relate to a specific option granted under the Plan shall be exercisable or shall mature at such time or times, on the conditions and to the extent and in the proportion, that any related option is exercisable and may be exercised or mature for all or part of the shares of Stock subject to the related option.

9.   Restricted Stock

a.   Awards.  The Committee is hereby authorized to issue restricted stock to
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Participants, with or without payment therefor, as additional compensation, or in lieu of other compensation, for their services to the Company and/or any Affiliate. Subject to Section 5.1, restricted stock shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on sale or other disposition and the right of the Company to reacquire such restricted stock upon termination of the Participant's employment or service within specified periods, as prescribed by the Committee.

b.   Other Restrictions.  Without limitation, the Committee may provide that
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restricted stock shall be subject to forfeiture if the Company or the
Participant fails to achieve certain goals established by the Committee in writing over a designated period of time. The performance

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goals established by the Committee may relate to any one or more of the following: revenues, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes, economic value added and/or, in the case of Participants other than
Section 16 Participants, such other goals as may be established by the Committee in its discretion. In the event the minimum goal established by the Committee is not achieved at the conclusion of a period, all shares of restricted stock shall be forfeited. In the event the maximum goal is achieved, no shares of restricted stock shall be forfeited. Partial achievement of the maximum goal may result in forfeiture corresponding to the degree of nonachievement to the extent specified in writing by the Committee when the grant is made. The Committee shall certify in writing as to the degree of achievement after completion of the performance period.

c.   Registration.  Any restricted stock granted under the Plan to a Participant
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may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock granted under the Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such restricted stock.

d.   Other Rights.  Unless otherwise determined by the Committee, during the
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period of restriction, Participants holding shares of restricted stock granted hereunder may exercise full voting rights with respect to those shares and shall be entitled to receive all dividends and other distributions paid or made with respect to those shares while they are so held; provided, however, that the Committee may provide in any grant of shares of restricted stock that payment of dividends thereon may be deferred until termination of the period of restriction and may be made subject to the same restrictions regarding forfeiture as apply to such shares of restricted stock. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of restricted stock with respect to which they were paid.

e.   Forfeiture.  Unless the Committee otherwise determines at or after grant,
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upon termination of employment or service of a Participant with the Company or
Affiliate (as determined under criteria established by the Committee) for any reason during the applicable period of restriction, all shares of restricted stock still subject to restriction shall be forfeited by the Participant to the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock held by a Participant.

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10.  Performance Shares and Performance Units

a.   Issuance.  The Committee is hereby authorized to grant performance shares
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and performance units to Participants.  Subject to Section 5.1, the Committee
shall have complete discretion in determining the number of performance units and performance shares granted to a Participant and the other terms and conditions of such awards.

b.   Performance Shares.  The Committee may grant the right to receive shares of
     ------------------
Stock ("performance shares") to a Participant that the Participant may earn in whole or in part if the Company or the Participant achieves certain performance goals established by the Committee over a designated period of time as determined by the Committee. Any such grant shall be in writing. The Committee shall have the discretion to satisfy an obligation to deliver a Participant's performance shares by delivery of less than the number of shares earned together with a cash payment equal to the then Fair Market Value of the shares not delivered. The number of shares of Stock reserved for issuance under the Plan shall be reduced only by the number of shares delivered in respect of earned performance shares. At the time of making an award of performance shares, the Committee shall set forth the consequences of the termination of a Participant's employment or service with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the performance shares are awarded.

c.   Performance Units.  The Committee may grant the right to receive cash or
     -----------------
shares of Stock ("performance units") to a Participant that the Participant may earn in whole or in part if the Company or the Participant achieves certain performance goals established by the Committee over a designated period of time as determined by the Committee. Any such grant shall be in writing. Payment of a performance unit earned may be in cash or in shares of Stock or in a combination of both, as the Committee in its sole discretion determines. The number of shares of Stock reserved for issuance under the Plan shall be reduced only by the number of shares delivered in payment of performance units. At the time of making an award of performance units, the Committee shall set forth the consequences of the termination of a Participant's employment or service with the Company or an Affiliate prior to the expiration of the designated performance period in respect of which the performance units are awarded.

d.   Performance Goals.  The performance objectives established by the Committee
     -----------------
with respect to such award shall include at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary or based on comparative performance relative to other companies:
(i) total return to shareholders, (ii) return on equity, (iii) operating income or net income, (iv) return on capital, (v) economic value added, (vi) earnings per share of Stock, (vii) market price of the Stock, and/or (viii) such other goals as may be established by the Committee in its discretion. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any performance shares or performance units to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate

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to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate.

e.   Termination.  Unless the Committee otherwise determines at or after grant,
     -----------
the rights of a Participant with respect to an award of performance shares or performance units outstanding at the time of the Participant's termination of employment or services to the Company or Affiliate shall be determined under this section. In the event that a Participant's employment or services to the Company or Affiliate terminate due to the Participant's (i) death, (ii) disability, (iii) retirement, with the consent of the Committee, any award of performance shares or performance units shall become vested and nonforfeitable at the end of the measurement period as to that number of shares or units which is equal to that percentage, if any, of such award that would have been earned based on the attainment or partial attainment of such performance goals. In all other cases, any portion of any award of performance shares or performance units that has not become nonforfeitable at the date of a Participant's termination of employment or service to the Company or Affiliate shall be forfeited as of such date.

f.   Interpretation.  Notwithstanding anything else contained in this Section 10
     --------------
to the contrary, if any award of performance shares or performance units is intended, at the time of grant, to be other performance based compensation within the meaning of Section 162(m) of the Code, to the extent required to so qualify any award thereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under this Section 10 with respect to such award if the ability to exercise such discretion would cause such award to fail to qualify as other performance based compensation.

11.  Bonus Shares

          The Committee is authorized to provide Participants the opportunity to elect to receive shares of Stock in lieu of a portion or all of any cash bonuses under any Company or Affiliate incentive compensation programs and/or increases in base compensation. Bonus shares shall be issued in an amount equal to (a) the equivalent dollar amount of bonus a Participant has elected to receive in Stock (subject to limits prescribed by the Committee) divided by (b) the Fair Market Value of a share of Stock (as determined by the Committee in advance or on the date the cash compensation to which the bonus shares relate would otherwise be payable) and shall be subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on sale or other disposition.

12.  Other Awards

a.   Other Stock-Based Awards.  Other awards, valued in whole or in part by
     ------------------------
reference to, or otherwise based on, shares of Stock, may be granted either alone or in addition to or in conjunction with any awards described in this Plan for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine.

b.   Other Benefits.  The Committee shall have the right to provide types of
     --------------
benefits under the Plan in addition to those specifically listed, if the Committee believes that such benefits would further the purposes for which the Plan was established.

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13.  Transferability

          Each award granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, except that a Participant may, to the extent allowed by the Committee and in a manner specified by the Committee (a) designate in writing a beneficiary to exercise the award after the Participant's death; or (b) transfer any award.

14.  Rights of Participants

          Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate.

15.  Acquisition

          Except as otherwise provided in the Plan or the agreement reflecting the applicable award, in the event of any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation which results in the outstanding shares of Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof ("Acquisition Consideration"), (a) each holder of an option as of the effective date of any such transaction (the "Acquisition Date") shall have the right thereafter and during the remaining term of the option to receive, upon exercise thereof, the Acquisition Consideration that the holder would have been entitled to receive for Stock acquired through the exercise of the option immediately prior to the Acquisition Date, (b) each holder of a stock appreciation right as of the Acquisition Date shall have the right thereafter and during the remaining term of such stock appreciation right to receive, upon exercise thereof, for each stock appreciation right so exercised, the difference between the Acquisition Consideration and the grant price of the stock appreciation right; and (c) each holder of a performance share or performance unit as of the Acquisition Date shall be entitled to receive either the Acquisition Consideration or the monetary value of such Acquisition Consideration, as applicable, with respect to such shares or units. This Section 15 shall apply to all awards granted under the Plan, including awards granted prior to the effective date of this Amended and Restated Plan, that are outstanding as of the Acquisition Date. The Acquisition Consideration shall be transferred or paid in lieu of shares of Stock or other compensation that a participant would have been entitled to receive upon exercise or payment absent the provisions of this Section 15.

          The Committee may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 15 if it determines that the operation of this Section 15 may prevent a transaction in which the Company or any Affiliate is a party from being accounted for on a pooling-of-interests basis.


16.  Amendment, Modification and Termination of Plan

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a.   Amendments and Termination of the Plan.  The Board may at any time amend,
     --------------------------------------
alter, suspend, discontinue or terminate the Plan; provided, however, that stockholder approval of any amendment of the Plan shall be obtained if otherwise required by (a) the Code or any rules promulgated thereunder (in order to allow for incentive stock options to be granted under the Plan or to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth therein), or (b) the listing requirements of the principal securities exchange or market on which the Stock is then traded. Termination of the Plan shall not affect the rights of Participants with respect to awards previously granted to them, and all unexpired awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

b.   Amendments of Awards.  Subject to any limitations provided in the Plan, the
     --------------------
Committee may at any time amend, alter, suspend or terminate any award; provided, however, that no such action shall impair the rights of any Participant without his or her written consent thereto.

c.   Waiver of Conditions.  The Committee may, in whole or in part, waive any
     --------------------
conditions or other restrictions with respect to any award granted under the Plan.

17.  Taxes

          The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares of Stock deliverable under the Plan after giving the person entitled to receive such amount or shares of Stock notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a nonqualified stock option, (b) a disqualifying disposition of Stock received upon the exercise of an incentive stock option, (c) the lapse of restrictions on restricted stock, or (d) the receipt of performance shares, by electing to (i) have the Company withhold shares of Stock, (ii) tender back shares of Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Stock, having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Participant's estimated total federal, state and local tax obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as required by the Committee. The Fair Market Value of fractional shares of Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

          The Committee may, in its discretion, grant a cash bonus to a Participant who holds restricted stock or performance shares to enable the Participant to pay all or a portion of the federal, state or local tax liability incurred by the Participant upon the vesting of restricted stock or performance shares. The Company shall deduct from any cash bonus such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes.

18.  Miscellaneous

a.   Stock Transfer Restrictions.  Shares of Stock purchased under the Plan may
     ---------------------------
not be sold or otherwise disposed of except (a) pursuant to an effective registration statement under the 1933 Act, or in a transaction which is exempt from registration under the 1933 Act, and (b) in compliance with state securities laws. All certificates for shares delivered under the Plan pursuant to any award or the exercise thereof shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the Plan and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

b.   Other Provisions.  The grant of any award under the Plan may also be
     ------------
subject to other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for (a) the Participant's agreement to abide by any non-disclosure or non-compete requirements or restrictions as specified in the Participant's award agreement; (b) one or more means to enable Participants to defer recognition of taxable income relating to awards or cash payments derived therefrom, which means may provide for a return to a Participant on amounts deferred as determined by the Committee (provided that no such deferral means may result in an increase in the number of shares of Stock issuable hereunder); (c) the purchase of Stock under options in installments; or (d) the financing of the purchase of Stock under the options in the form of a promissory note issued to the Company by a Participant on such terms and conditions as the Committee determines.

c.   Award Agreement.  No person shall have any rights under any award granted
     ---------------
under the Plan unless and until the Company and the Participant to whom the award was granted shall have executed an award agreement in such form as shall have been approved by the Committee.

19.  Legal Construction

a.  Requirements of Law.  The granting of awards under the Plan and the issuance
--  -------------------
of shares of Stock in connection with an award, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.

b.   Governing Law.  The Plan, and all agreements hereunder, shall be construed
     -------------
in accordance with and governed by the laws of the State of Delaware.

c.   Severability.  If any provision of the Plan or any award agreement or any
     ------------
award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or award, or would disqualify the Plan, any award agreement or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any award agreement or the award, such provision shall be stricken as to such jurisdiction, person or award, and the remainder of the Plan, any such award agreement and any such award shall remain in full force and effect.

                                      -13-